UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 21, 2019
Date of Report (Date of earliest event reported)

The Hershey Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

19 East Chocolate Avenue, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (717) 534-4200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2019 Annual Meeting of Stockholders on May 21, 2019. Set forth below are the final voting results from the meeting.

Proposal No. 1 — Election of Directors

Holders of the Company's Common Stock and Class B Common Stock, voting together without regard to class, elected the following directors by the votes set forth as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Pamela M. Arway	706,986,228	1,074,248	22,288,373
James W. Brown	704,839,721	3,220,755	22,288,373
Michele G. Buck	707,185,299	875,177	22,288,373
Charles A. Davis	703,562,788	4,497,688	22,288,373
Mary Kay Haben	704,036,470	4,024,006	22,288,373
James C. Katzman	707,149,847	910,629	22,288,373
M. Diane Koken	706,893,193	1,167,283	22,288,373
Robert M. Malcolm	707,174,703	885,773	22,288,373
Anthony J. Palmer	704,117,244	3,943,232	22,288,373
David L. Shedlarz	705,346,641	2,713,835	22,288,373

Holders of the Company's Common Stock, voting separately as a class, elected the following directors by the votes set forth as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Juan R. Perez	101,108,138	831,498	22,288,373
Wendy L. Schoppert	101,002,362	937,274	22,288,373

Proposal No. 2 — Independent Registered Public Accounting Firm

Holders of the Company's Common Stock and Class B Common Stock, voting together without regard to class, ratified the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2019, by the votes set forth as follows:

Votes For	Votes Against	Abstentions
729,159,878	797,805	391,165

Proposal No. 3 — Non-Binding Advisory Vote on Named Executive Officer Compensation

Holders of the Company's Common Stock and Class B Common Stock, voting together without regard to class, approved the compensation of the Company's named executive officers on a non-binding advisory basis by the votes set forth as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
700,459,140	6,948,872	652,464	22,288,373

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY

Date: May 23, 2019	By:	/s/ Damien Atkins
Damien Atkins Senior Vice President, General Counsel and Secretary